EXHIBIT 10.24
                        GUARANTY AND SUPPORT AGREEMENT


      THIS GUARANTY AND SUPPORT AGREEMENT (this "AGREEMENT") dated as of September 27, 1996, is made by Cliffwood Oil & Gas Corp., a Texas corporation.


                                   RECITALS:


      A. Reference is herein made to that certain Agreement of Limited Partnership of even date herewith by and between Cliffwood Energy Company, a California corporation, Energy Capital Investment Company PLC, an English investment company, and EnCap Equity 1996 Limited Partnership, a Texas limited partnership, establishing Cliffwood Acquisition - 1996 Limited Partnership, a Texas limited partnership (the "PARTNERSHIP AGREEMENT"). Terms not otherwise defined herein shall have the respective meanings assigned to them in the Partnership Agreement.

      B. The undersigned hereby acknowledges and agrees that (i) it is the owner of all of the outstanding shares of capital stock of the General Partner, (ii) the representations, warranties, covenants and agreements of the undersigned can reasonably be expected to be of benefit to the General Partner and that it is in the undersigned's best interest to make this Agreement and (iii) it understands that the Limited Partners would not be willing to enter into the Partnership Agreement and to acquire interests as limited partners in the Partnership without the execution and delivery by the undersigned of this Agreement, and the undersigned is executing and delivering this Agreement to induce the Limited Partners to enter into the Partnership Agreement and to acquire interests as limited partners in the Partnership.


                                  AGREEMENT:


      NOW, THEREFORE, in view of the foregoing Recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees as follows for the benefit of the Partnership and the Limited Partners:

      1. The undersigned hereby irrevocably, absolutely and unconditionally guarantees to the Partnership and the Limited Partners the prompt, complete and full performance, when due, of all obligations, agreements and undertakings of the General Partner under the Partnership Agreement and any other agreement made by the General Partner or an Affiliate thereof with the Partnership or the Limited Partners (collectively, the "PARTNERSHIP DOCUMENTS"). In addition to, but without limiting the foregoing, the undersigned agrees to provide or will cause to be provided such funds as may be required from time to time by the General Partner in order for the General Partner to pay its Capital Contributions to the Partnership in accordance with the terms of the

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Partnership Agreement. The obligations of the undersigned hereunder are independent of the obligations of the General Partner and its Affiliates, and the Partnership and the Limited Partners may proceed directly to enforce all rights hereunder without proceeding against or joining the General Partner, any of its Affiliates or any other person. The guaranty contemplated hereby is an absolute, present and continuing guaranty and is in no way conditional or contingent upon any other action or circumstance whatsoever.

      2. The obligations of the undersigned hereunder shall commence as of the date hereof and shall continue until the earlier to occur of (i) the termination of the Partnership or (ii) the written waiver of the undersigned's obligations hereunder by the Limited Partners.

      3. The obligations of the undersigned under this Agreement shall be irrevocable, absolute, unconditional and primary irrespective of the validity or enforceability of the Partnership Agreement or any other Partnership Document, shall not be subject to any counterclaim, set off or defense based upon any claim the undersigned may have against the General Partner, the Partnership or any Limited Partner and shall remain in full force and effect without regard to, and shall not be affected or impaired by any of the following, although without notice to or consent of the undersigned: (i) any amendment to or modification of the Partnership Agreement or any other Partnership Document; (ii) any failure, omission or delay to enforce, assert or exercise any right, power or remedy conferred by the terms of the Partnership Agreement or any other Partnership Document; (iii) any exercise or waiver of any right, power or remedy conferred by the terms of the Partnership Agreement or any other Partnership Document;
(iv) the dissolution or termination of the General Partner; (v) the bankruptcy or insolvency of the General Partner; or (vi) any other circumstance whether similar or dissimilar to the foregoing. No action which the Partnership or the Limited Partners may take or omit to take in connection with exercising any right hereunder and no course of dealing by the Partnership or the Limited Partners with any person who has entered into a similar agreement or any other person, shall release or diminish the undersigned's obligations or agreements hereunder or affect the agreements herein.

      4. No delay on the part of the Partnership or the Limited Partners in exercising any right hereunder or any failure to exercise such right shall operate as a waiver of such right; nor shall any modification or waiver of provisions hereof be effective unless in writing; nor shall any such waiver be applicable except in the specific instance for which given.

      5. The undersigned hereby expressly waives notice of acceptance of this Agreement, notice of default and all other notices whatsoever with respect thereto, any demand hereunder, the prosecution of any suits against the General Partner or any other person, and any other act or omission or thing or delay to do any other act or thing which might in any manner or to any extent vary the risk of the undersigned or which otherwise might operate as a discharge of the undersigned hereunder.

      6. If any provision of this Agreement is held to be unenforceable, this Agreement shall be considered divisible and such provision shall be held inoperative to the extent it is deemed unenforceable, and in all other respects this Agreement shall remain in full force and effect;

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provided, however, that if any such provision may be made enforceable by limitation thereof, then such provision shall be deemed to be so limited and shall be enforceable to the maximum extent permitted by applicable law.

      7. If the undersigned fails to perform its obligations hereunder, the undersigned shall pay to the Partnership and the Limited Partners all costs and expenses, including without limitation, all court costs and reasonable attorneys' fees, incurred by any of them in enforcing this Agreement.


      8. The undersigned's rights and obligations hereunder may not be assigned or delegated. This Agreement shall inure to the benefit of (i) the Partnership and its successors and (ii) the Limited Partners and their respective successors and assigns.

      9. All notices or other communications to be given pursuant to the terms hereof shall be in writing and shall be considered as properly given if given by
(i) personal delivery, (ii) expedited delivery service with proof of delivery,
(iii) first class mail postage prepaid, or (iv) prepaid telegram, telex or facsimile (with signed confirmed copy to follow by mail in the same manner as provided in CLAUSE (II) above). Each party's address for notices and other communications shall be as set forth below or such other address as shall be designated in writing by the applicable party sent in accordance herewith.

      IF TO THE UNDERSIGNED:

      110 Cypress Station, Suite 220
      Houston, Texas  77090
      Attention:  Frank A. Lodzinski
      Fax No.: 713/537-8324

      IF TO THE PARTNERSHIP:

      110 Cypress Station, Suite 220
      Houston, Texas  77090
      Attention:  Frank A. Lodzinski
      Fax No.: 713/537-8324

      IF TO THE LIMITED PARTNERS:

      1100 Louisiana, Suite 3150
      Houston, Texas  77002
      Attn:  Robert L. Zorich
      Fax No.:  713/659-6130

      10. The undersigned hereby represents and warrants to and for the benefit of the Partnership and the Limited Partners as follows:

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      (i) The undersigned is a corporation duly formed, validly existing and in good standing under the laws of the State of Texas.

      (ii) The undersigned has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

      (iii) The execution, delivery and performance by the undersigned of this Agreement has been duly and validly authorized by all requisite corporate action, and no other corporate or shareholder action is required to be taken to authorize such execution, delivery and performance.

      (iv) The execution, delivery and performance of this Agreement is within its corporate powers and will not (a) be in contravention of or violate any provisions of the undersigned's charter or other governing documents, as amended to the date hereof, or (b) be in contravention of or result in any breach of or constitute a default under any applicable law, rule or regulation or any loan, note or other agreement or instrument to which the undersigned is a party or by which it or any of its properties are bound.

      (v) When delivered to the Partnership and the Limited Partners, this Agreement will be duly and validly executed by the undersigned and will be binding upon it in accordance with the terms hereof.

      (vi) No consent, approval, authorization or order of any court or governmental agency or authority or of any third party which has not been obtained is required in connection with the execution, delivery and performance of this Agreement by the undersigned.

      (vii) There is no pending or, to the best of the undersigned's knowledge, threatened judicial, administrative or arbitral action, suit or proceeding against or investigation of the undersigned which is not fully insured against (except standard amounts) and which might materially and adversely affect the financial condition of the undersigned or the undersigned's ability to perform its obligations under this Agreement.

      (viii)As of the date hereof, none of the financial statements or other written documents or information delivered herewith or heretofore by or on behalf of the undersigned to the Limited Partners in connection with this Agreement, the Partnership Agreement or any other Partnership Document contains any untrue statement of a material fact or omits to state a material fact necessary to keep the statements contained therein from being misleading. There is no fact peculiar to the undersigned which materially adversely affects or in the future may (so far as the undersigned can now foresee) materially adversely affect the business, property or assets, or financial condition of the undersigned which has not been set forth in the financial statements or other written documents or information furnished to the Limited Partners by or on behalf of the undersigned prior to the date hereof in connection with the transactions contemplated hereby.


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The foregoing representations and warranties shall survive the execution and delivery of this Agreement, regardless of any investigation made by or on behalf of the Partnership or the Limited Partners.

      11. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.


      12. The undersigned, the Partnership and the Limited Partners hereby knowingly, voluntarily and intentionally waive any right to trial by jury the undersigned, the Partnership and the Limited Partners may have in any action or proceeding, in law or in equity, in connection with this Agreement or the transactions related thereto. The undersigned represents and warrants that no representative or agent of the Partnership or the Limited Partners has represented, expressly or otherwise, the Partnership or the Limited Partners will not, in the event of litigation, seek to enforce this jury trial waiver. The undersigned acknowledges that the Partnership and the Limited Partners have been induced to enter into the contractual arrangements contemplated hereby and the Partnership Agreement by, among other things, the provisions of this paragraph.

      13. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute but one and the same instrument.

      14. Nothing in this Agreement, either express or implied, is intended to or shall confer upon any person other than the parties hereto, and their respective successors and permitted assigns, any rights, benefits, or remedies of any nature whatsoever under or by reason of this Agreement.

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     IN WITNESS WHEREOF, the undesigned has executed this Agreement as of the day and year first above written.


                                          CLIFFWOOD OIL & GAS CORP.

                                          By: /S/ FRANK A. LODZINSKI
                                          Name: Frank A. Lodzinski
                                Title: President

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